UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2018

DOLLAR TREE, INC.
(Exact name of registrant as specified in its charter)

Virginia	0-25464	26-2018846
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Volvo Parkway, Chesapeake, Virginia	23320
(Address of principal executive offices)	(Zip Code)

(757) 321-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective June 14, 2018, the Board of Directors of the Company (“the Board”) amended Article III, Section 2 of the Company’s bylaws to decrease the number of directors from thirteen (13) to twelve (12). The action eliminated a vacancy created by the retirement of H. Ray Compton at the completion of his term as a director.

The text of the bylaws as amended is attached as Exhibit 3.1 to this report and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company’s Annual Meeting of Shareholders was held on June 14, 2018. The following items were voted on by shareholders and listed below are the final voting results:

1.	The shareholders elected the following individuals to the Board of Directors:

Director Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Arnold S. Barron	196,591,464	1,230,623	138,261	12,176,921
Gregory M. Bridgeford	197,110,441	711,311	138,596	12,176,921
Mary Anne Citrino	194,205,638	3,683,166	71,544	12,176,921
Conrad M. Hall	197,057,025	765,737	137,586	12,176,921
Lemuel E. Lewis	196,832,134	986,866	141,348	12,176,921
Jeffrey G. Naylor	196,907,347	978,429	74,572	12,176,921
Gary M. Philbin	196,832,303	1,051,262	76,783	12,176,921
Bob Sasser	196,266,293	1,617,927	76,128	12,176,921
Thomas A. Saunders III	189,731,053	8,090,199	139,096	12,176,921
Stephanie P. Stahl	197,387,902	499,880	72,566	12,176,921
Thomas E. Whiddon	190,444,023	7,378,693	137,632	12,176,921
Carl P. Zeithaml	196,828,785	992,980	138,583	12,176,921

2.
The shareholders approved, on an advisory basis, the compensation of the named executive officers disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and related narrative discussion set forth in the Proxy Statement filed on May 3, 2018.

Votes For	193,560,812
Votes Against	4,124,665
Abstain	274,871
Broker Non-Votes	12,176,921

3.	The shareholders ratified the appointment, by the Audit Committee, of KPMG LLP as Dollar Tree, Inc.’s Independent Registered Public Accounting firm for 2018.

Votes For	207,207,848
Votes Against	2,842,953
Abstain	86,468

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

3.1 Bylaws of Dollar Tree, Inc. (as amended, effective June 14, 2018)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR TREE, INC.

Date: June 18, 2018	By:	/s/ Kevin S. Wampler
Kevin S. Wampler
Chief Financial Officer

EXHIBITS

Exhibit 3.1 - Bylaws of Dollar Tree, Inc. (as amended, effective June 14, 2018)